                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                                                                      Distribution Date:     5/17/99

Section 5.2 - Supplement                                        Class A         Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             3,856,666.67      281,825.82       156,439.06          4,294,931.55
       Deficiency Amounts                                               0.00            0.00                                   0.00
       Additional Interest                                              0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                    36,059,091.03    2,575,580.67     4,292,817.62         42,927,489.32

(iv)   Collections of Finance Charge Receivables                4,458,882.32      318,483.10       530,827.82          5,308,193.24

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                  Investor Interest           300,000,000.00   21,428,000.00    35,714,857.14        357,142,857.14
                                  Adjusted Interest           300,000,000.00   21,428,000.00    35,714,857.14        357,142,857.14

                                            Series
       Floating Investor Percentage             1.93%                  84.00%           6.00%           10.00%               100.00%
       Fixed Investor Percentage                1.93%                  84.00%           6.00%           10.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  ------------------
                                  Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                                  1,467,224.77      104,798.97       174,672.41          1,746,696.16

(viii) Investor Charge-Offs                                             0.00            0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00             0.00

(x)    Servicing Fee                                              250,000.00       17,856.67        29,762.38            297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.00%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           300,000,000.00   21,428,000.00    35,714,857.14        357,142,857.14

(xiv)  LIBOR                                                                                                                5.00000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                         2,600,000.00      189,994.93                           2,789,994.93

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       10,737.90

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          6,818,904.38      491,337.21       501,065.44          7,811,307.03

(xxii) Certificate Rate                                              5.20000%        5.32000%         5.43750%
------------------------------------------------------------------------------------------------------------------------------------

                       Chase Manhattan Bank USA, N.A.
                   Monthly Certificateholder's Statement

                       Chase Credit Card Master Trust
                               Series 1995-4

                                                                                                    Distribution Date:      6/15/99

Section 5.2 - Supplement                                          Class A           Class B        Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                                     0.00             0.00       167,535.46          167,535.46
       Deficiency Amounts                                               0.00             0.00                                 0.00
       Additional Interest                                              0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                    37,135,700.66     2,652,479.31     4,420,987.48       44,209,167.45

(iv)   Collections of Finance Charge Receivables                4,679,752.13       334,259.10       557,122.26        5,571,133.49

(v)    Aggregate Amount of Principal Receivables                                                                 18,118,082,233.87

                                  Investor Interest           300,000,000.00    21,428,000.00    35,714,857.14      357,142,857.14
                                  Adjusted Interest           300,000,000.00    21,428,000.00    35,714,857.14      357,142,857.14

                                           Series
       Floating Investor Percentage              1.97%                 84.00%            6.00%           10.00%             100.00%
       Fixed Investor Percentage                 1.97%                 84.00%            6.00%           10.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                                  Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                                  1,574,578.74       112,466.91       187,452.85        1,874,498.50

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Servicing Fee                                              250,000.00        17,856.67        29,762.38          297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.44%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           300,000,000.00    21,428,000.00    35,714,857.14      357,142,857.14

(xiv)  LIBOR                                                                                                              5.04875%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                                 0.00             0.00                                 0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       4,873.16

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          4,434,300.42       316,727.30       527,359.88        5,278,387.60

(xxii) Certificate Rate                                              5.24875%         5.36875%         5.44750%

-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4


                                                                                                    Distribution Date     7/15/99

Section 5.2 - Supplement                                        Class A          Class B        Collateral           Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                                    0.00            0.00      172,763.18           172,763.18
       Deficiency Amounts                                              0.00            0.00                                 0.00
       Additional Interest                                             0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                     0.00                 0.00

(iii)  Collections of Principal Receivables                   38,901,466.33    2,778,602.07    4,631,201.04        46,311,269.44

(iv)   Collections of Finance Charge Receivables               4,746,904.55      339,055.57      565,116.73         5,651,076.85

(v)    Aggregate Amount of Principal Receivables                                                               17,981,949,270.27

                                  Investor Interest          300,000,000.00   21,428,000.00   35,714,857.14       357,142,857.14
                                  Adjusted Interest          300,000,000.00   21,428,000.00   35,714,857.14       357,142,857.14

                                          Series
       Floating Investor Percentage           1.99%                   84.00%           6.00%          10.00%              100.00%
       Fixed Investor Percentage              1.99%                   84.00%           6.00%          10.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    96.13%
               30 to 59 days                                                                                               1.25%
               60 to 89 days                                                                                               0.85%
               90 or more days                                                                                             1.77%
                                                                                                               ------------------
                                  Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                                 1,517,242.75      108,371.59      180,627.03         1,806,241.36

(viii) Investor Charge-Offs                                            0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00            0.00            0.00

(x)    Servicing Fee                                             250,000.00       17,856.67       29,762.38           297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     12.92%

(xii)  Reallocated Monthly Principal                                                   0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)          300,000,000.00   21,428,000.00   35,714,857.14       357,142,857.14

(xiv)  LIBOR                                                                                                            5.04875%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvi)  Interest Funding Account Balance                        1,355,927.08       99,063.58                         1,454,990.66

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       830.55

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                         4,497,679.73      321,254.27      535,354.35         5,354,288.35

(xxii) Certificate Rate                                             5.24875%        5.36875%        5.61750%

---------------------------------------------------------------------------------------------------------------------------------